                                                                  EXHIBIT 23.2

                           CONSENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
GUILFORD PHARMACEUTICALS INC.

We consent to the use of our report incorporated herein by reference in the Form S-8 of Guilford Pharmaceuticals Inc.

                                                                 /s/ KPMG LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 16, 2000